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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                  May 13, 1998
                Date of Report (Date of earliest event reported)


                                  ONEOK, Inc.
             (Exact name of registrant as specified in its charter)


         Oklahoma                   1-2572                73-1520922
(State or other jurisdiction      (Commission           (IRS Employer
     of incorporation)            File Number)        Identification No.)


                        100 West Fifth Street, Tulsa, OK
                    (Address of principal executive offices)


                                     74103
                                   (Zip code)


                                 (918) 588-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report)




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
Items 1 - 4.   Not Applicable.

Item 5.        Other Events.

               ONEOK, Inc. (the Company) announced the illness of its chairman and chief executive officer, Larry Brummett, 47.
               On May 13, 1998, the Company issued a press release, a copy of which is attached hereto as exhibit 1.a and incorporated herein by reference.

Item 6.        Not Applicable

Item 7.        Financial Statements, Pro Forma Financial Information and
Exhibits.

Exhibit
No.            Description
-------        -----------

1.a            Press release issued by ONEOK, Inc. dated May 13, 1998.

Items 8 - 9.   Not Applicable
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 26th of May, 1998.


                                                 ONEOK Inc.

                                            By:  /s/ JERRY D. NEAL
                                                 -------------------------------
                                                     JERRY D. NEAL
                                                 Vice President, Chief
                                                 Financial Officer, and
                                                 Treasurer






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                               INDEX TO EXHIBITS

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
                                                                 Sequentially
Exhibit                                                            Numbered
Number                        Exhibit                                Page
------                        -------                            ------------
 99.1.A        Press Release issued by Oneok, Inc. dated
               May 13, 1998.
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